WELLS FARGO FUNDS MANAGEMENT, LLC
                       WELLS FARGO FUNDS DISTRIBUTOR, LLC






                                 CODE OF ETHICS
                   POLICY ON PERSONAL SECURITIES TRANSACTIONS
                       AND TRADING ON INSIDER INFORMATION








                                     REVISED
                                   MAY 8, 2007

                                TABLE OF CONTENTS

1.    OVERVIEW.................................................................1
      1.1   CODE OF ETHICS.....................................................1
      1.2   REGULATORY REQUIREMENTS............................................2
      1.3   OUR DUTIES AND RESPONSIBILITIES TO YOU.............................3
      1.4   YOU MAY BE AN ACCESS PERSON AND/OR INVESTMENT PERSONNEL............4
      1.5   YOUR DUTY OF LOYALTY...............................................6
      1.6   YOUR STANDARD OF BUSINESS CONDUCT..................................6

2.    PERSONAL SECURITIES TRANSACTIONS.........................................7
      2.1   AVOID CONFLICTS OF INTEREST...................................... .7
      2.2   REPORTING YOUR PERSONAL SECURITIES TRANSACTIONS....................8
      2.3   REPORTS OF THE CCO.................................................9
      2.4   EXCEPTIONS TO REPORTING......................................... ..9
      2.5   SUMMARY OF WHAT YOU NEED TO REPORT.................................9
      2.6   TRADING RESTRICTIONS AND PROHIBITIONS.............................10
      2.7   YOUR REPORTS ARE KEPT CONFIDENTIAL................................11


3.    ADDITIONAL RESTRICTIONS IF YOU ARE ALSO AN INVESTMENT PERSONNEL.........12
      3.1   PRE-CLEARANCE REQUIREMENTS........................................12
      3.2   PROHIBITED TRANSACTIONS...........................................14
      3.3   BAN ON SHORT TERM TRADING PROFITS.................................15
      3.4   CCO'S APPROVAL OF YOUR TRANSACTIONS...............................15

4.    TRADING ON INSIDER INFORMATION..........................................16
      4.1   WHAT IS INSIDER TRADING?..........................................16
      4.2   USING NON-PUBLIC INFORMATION ABOUT A FUND OR ACCOUNT..............16

5.    GIFTS, DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT.......................18
      5.1   GIFTS.............................................................18
      5.2   DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT........................18


6.    CODE VIOLATIONS.........................................................19
      6.1   INVESTIGATING CODE VIOLATIONS.....................................19
      6.2   PENALTIES.........................................................20
      6.3   DISMISSAL AND/OR REFERRAL TO AUTHORITIES..........................21
      6.4   YOUR OBLIGATION TO REPORT VIOLATIONS..............................21

7.    ANNUAL WRITTEN REPORTS TO THE BOARDS OF TRUSTEES........................22

8.    RECORD RETENTION........................................................23


APPENDIX A  DEFINITIONS.......................................................24

APPENDIX B  ACKNOWLEDGEMENT AND CERTIFICATION.................................27

APPENDIX C  QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT.................28

APPENDIX D  INITIAL HOLDINGS REPORT...........................................29

APPENDIX E  ANNUAL HOLDINGS REPORT............................................30

APPENDIX F  LIST OF BROAD-BASED INDICES.......................................31

APPENDIX G  PRE-CLEARANCE REQUEST FORM FOR INVESTMENT PERSONNEL...............32

APPENDIX H  COMPLIANCE DEPARTMENT STAFF LIST..................................33

APPENDIX I  SAMPLE REQUEST TO BROKERS FOR COPIES OF ACCOUNT STATEMENTS........34

APPENDIX J  POLICY ON GIFTS AND ACTIVITIES WITH CUSTOMERS OR VENDORS..........35

APPENDIX K  POLICY ON DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT..............36

APPENDIX L  MUTUAL FUND PRODUCTS..............................................38

--------------------------------------------------------------------------------
WELLS FARGO FUNDS MANAGEMENT, LLC ("FUNDS MANAGEMENT") AND WELLS FARGO FUNDS DISTRIBUTOR, LLC (THE "DISTRIBUTOR") ARE REFERRED TO AS "WE" OR "US" THROUGHOUT THIS CODE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.       OVERVIEW

         1.1      CODE OF ETHICS

                           Wells Fargo Funds Management, LLC, as an investment adviser registered under the Investment Advisers Act of 1940 ("Advisers Act"), and Wells Fargo Funds Distributor, LLC have adopted this Code of Ethics ("Code") under Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act") and Section 204A, including Rule 204A-1, of the Advisers Act. This Code outlines the policies and procedures you must follow and the guidelines we use to govern your personal securities transactions and prevent insider trading. We monitor any activity that may be perceived as conflicting with the fiduciary responsibility we have for the WELLS FARGO ADVANTAGE FUNDS(SM) (the "Funds") and other accounts we manage such as the Wells Fargo Advisor or managed accounts programs (the "Accounts").

                           We are committed to maintaining the highest ethical standards in connection with managing the Funds and Accounts. We have a no tolerance view on dishonesty, self-dealing and trading on material, non-public information. To avoid conflicts of interest, you are required (if so designated) to report to the Compliance Department all pertinent information related to brokerage accounts and other Code-related information.

                           As an employee, you must:
                                 o Be ethical
                                 o Act professionally
                                 o Exercise independent judgment
                                 o Report violations or suspected violations of
                                   the Code to the Compliance Department

                           As a condition of your employment, you must acknowledge receipt of this Code and certify annually that you have read it and complied with it. You can be disciplined or fired for violating this Code. SEE APPENDIX B.

                           In addition to this Code, you need to comply with the policies outlined in the HANDBOOK FOR WELLS FARGO TEAM MEMBERS and the WELLS FARGO CODE OF CONDUCT AND BUSINESS ETHICS.


SEE THE DEFINITIONS LOCATED IN APPENDIX A FOR ANY TERMS OR PHRASES YOU DON'T UNDERSTAND.

August 2005                           1                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


1.2      REGULATORY REQUIREMENTS

                 The Securities and Exchange Commission ("SEC") considers it a violation of the general antifraud provisions of federal securities laws whenever an adviser, such as Funds Management, engages in fraudulent, deceptive or manipulative conduct. As a fiduciary to the Funds and Accounts, we cannot engage in activities such as self-dealing and must disclose all suspected or known conflicts of interest.

                 The SEC can censure us, limit our activities, functions or operations, or suspend our activities for up to twelve months, or revoke our registration if we fail to reasonably supervise you and you violate federal securities laws. However, we won't be considered to have failed to reasonably supervise you, if we have:

                                 o  established procedures and a system for
                                    applying the procedures, which would
                                    reasonably be expected to prevent and detect violations; and

                                 o  reasonably communicated the duties and
                                    obligations of the procedures and system to you, while reasonably enforcing compliance with our procedures and system.


May 2006                              2                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


1.3      OUR DUTIES AND RESPONSIBILITIES TO YOU

                 To help you comply with this Code, the Chief Compliance Officer ("CCO") and Compliance Department will:

                                 o Notify you in writing that you are required to report under the Code and inform you of your specific reporting requirements.

                                 o  Give you a copy of the Code and any
                                    amendments and require you to sign a form indicating that you read and understand the Code.

                                 o Give you a new copy of the Code if we make significant changes to it and then require you to sign another form indicating that you received and read the changes to the Code.

                                 o Require you, if you have been so designated, to have duplicate copies of trade confirmation and account statements for each disclosed account from your broker-dealer, bank, or other party designated on the initial, monthly, quarterly, or annual certification sent to us as soon as readily available.

                                 o  Compare all of your reported personal
                                    securities transactions with the portfolio transactions report of the Funds and Accounts each quarter. Before we determine if you may have violated the Code on the basis of this comparison, we will give you an opportunity to provide an explanation.

                                 o  Review the Code at least once a year to
                                    assess the adequacy of the Code and how
                                    effectively it works.

SEE APPENDIX H FOR THE COMPLIANCE DEPARTMENT'S STAFF LIST.

May 2006                              3                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------




1.4 YOU MAY BE AN ACCESS PERSON AND/OR INVESTMENT PERSONNEL, OR NON-REPORTING PERSONNEL

                 The Code applies to you if you have been designated as an ACCESS PERSON and may at some time have access to or obtain non-public investment information. You may also be classified as INVESTMENT OR NON-REPORTING PERSONNEL.


                 ACCESS PERSONS are:

                                 o all employees of Funds Management and/or the Distributor who have access to or are able to obtain access to non-public investment information as it relates to any purchase or sale of securities for the Funds and or Accounts or any portfolio holdings of the Funds or Accounts; or

                                 o directors and officers of Funds Management and/or the Distributor; or

                                 o anyone else designated in writing by the CCO or the Compliance Department.


                 INVESTMENT PERSONNEL are:

                                 o  employees of Funds Management or the
                                    Distributor who have access to non-public information regarding any purchase or sale of securities for the Funds or Accounts or any portfolio holdings of the Funds or Accounts;

                                 o  employees involved in making securities
                                    recommendations to the Funds or Accounts, who provides information or advice to portfolio managers of a Fund or Account or who help execute and/or implement the portfolio manager's decision;

                                 o  employees who, in connection with their
                                    regular functions obtains information about securities transactions by a Fund or Account or whose function relates to the making of recommendations about transactions in Funds or Accounts; or

                                 o any other person designated in writing by the CCO.

                 INVESTMENT PERSONNEL have more restrictions on trading than other ACCESS PERSONS and are required to pre-clear most of their personal trades.

                                 If you have been designated as an Access Person
                           and/or Investment Personnel, you are required to report your initial holdings within 10 days of becoming an Access Person/Investment Personnel, annual holdings each year, and quarterly transactions in any securities in which you or any immediate family member has any direct or indirect beneficial ownership. You are also required to give us the names of brokerage firms where your accounts are held when you become an Access Person/Investment Personnel and any changes or additions on your quarterly transactions report. (You are not required to report transactions for, and securities held in, any account over which neither you nor any member of your immediate family has any direct or indirect influence or control.).



May 2006                              4                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


                          NON-REPORTING PERSONNEL are:

                                 o  employees of Funds Management or the
                                    Distributor who have been determined not to have access to any non-public information regarding any purchase or sale of securities for the Funds or Accounts or any portfolio holdings of the Funds or Accounts and are not associated with the Distributor.


May 2006                              5                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


1.5      YOUR DUTY OF LOYALTY

                           You have a duty of loyalty to the Accounts, Funds and their shareholders. That means you always need to act in the best interests of these clients.

                           You and members of your immediate family must never do anything that allows (or even appears to allow) you to profit or benefit from your relationships with the Funds or Accounts. You must never do anything that even looks like your independence or judgment may have been based on Fund or Account information.

1.6      YOUR STANDARD OF BUSINESS CONDUCT

                           You must always observe the highest standards of business conduct and follow all applicable laws and regulations.

                           You may never:

                                 o  use any device, scheme or artifice to
                                    defraud the Funds or Accounts;

                                 o make any untrue statement of a material fact to the Funds or Accounts or mislead the Funds or Accounts by omitting to state a material fact;

                                 o engage in any act, practice or course of business that would defraud or deceive the Funds or Accounts; or

                                 o engage in any manipulative practice with respect to the Funds or Accounts.



                           You and your immediate family must not:

                                 o  engage in any inappropriate trading
                                    practices, including price manipulation.



May 2006                              6                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------
2.       PERSONAL SECURITIES TRANSACTIONS

2.1      AVOID CONFLICTS OF INTEREST

                           When you invest for your own accounts, there might be conflicts of interest between the interests of the Funds or Accounts and your personal interests. Your personal transactions and investment activities are subject to the guidelines of the FEDERAL SECURITIES LAWS. All of your personal securities transactions must be done in a manner that avoids conflicts between your personal interests and those of the Accounts, the Funds or their shareholders.

                           Examples of conflicts are:

                                 o You take an investment opportunity away from a Fund or Account to benefit your own portfolio;

                                 o You use your position to take advantage of available investments;

                                 o Front running a Fund or Account by trading in securities (or equivalent securities) ahead of the Fund or Account;

                                 o  Taking advantage of information or using
                                    Fund portfolio assets or Account assets to effect the market in a way that may be used to personally benefit you.

May 2006                              7                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------

2.2      REPORTING YOUR PERSONAL SECURITIES TRANSACTIONS

         If you have been designated as an Access Person or Investment
         Personnel:

                 You must report all securities accounts in which you or a member of your immediate family who lives in the same house has a beneficial ownership interest. There are three types of reports: (1) an INITIAL HOLDINGS report that we receive when you first become an Access Person, (2) a QUARTERLY TRANSACTIONAL report, and (3) an ANNUAL HOLDINGS report, as long as you are an Access Person.

                 You must give each broker-dealer, bank, or fund company where you have an account a letter to ensure that the Compliance Department is set up to receive all account statements and confirmations from all of your accounts.* The Compliance Department may ask you for copies of the letters you sent and copies of your statements.

                 INITIAL HOLDINGS REPORT. Within 10 days of becoming an Access
         Person:

                                 o You must report all accounts* in which you or your immediate family members beneficially own any securities. If you give us a copy of all of your statements, you do not need to supply duplicate information. The statements cannot be more than 45 days old when you give them to us. SEE FORM IN APPENDIX D FOR ALL INFORMATION REQUIRED.

                                 o  You must list all firms where you have
                                    securities accounts.*

                                 o You must also sign that you have read and will comply with this Code.

                 ANNUAL HOLDINGS REPORTS. Within 30 days of each year end:

                                 o You must report all accounts* in which you or your immediate family members beneficially own any securities. If we receive copies of all of your statements, you do not need to supply duplicate information (however, you still need to supply the account number and firm information as noted below). The statements cannot be more than 45 days old when you give us the report. SEE FORM IN APPENDIX E FOR ALL INFORMATION REQUIRED.

                                 o  You must list all firms where you have
                                    securities accounts.*

                                 o You must also sign that you have read and will comply with this Code.

                 QUARTERLY TRANSACTIONS REPORTS. Within 30 days of calendar quarter end:

                                 o You must give us a report showing all trades you or your immediate family members made during the quarter. You must submit a report even if you didn't execute any trades. If we already receive copies of your statements, you don't need to supply duplicate information. SEE FORM IN APPENDIX C FOR ALL INFORMATION REQUIRED.


                                 o You must also tell us of any new securities accounts* you established during the past quarter.

                                 o You must give us the report by the business day immediately before the weekend or holiday if the thirtieth day is a weekend or holiday.

______________________________________
*You should include accounts that have the ability to hold securities even if the account does not do so at the report date.

SEE APPENDIX I FOR A SAMPLE OF THE LETTER YOU CAN SEND TO YOUR BROKER TO REQUEST THAT COPIES OF YOUR ACCOUNT STATEMENTS ARE SENT DIRECTLY TO THE COMPLIANCE DEPARTMENT.


May 2006                              8                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


2.3      REPORTS OF THE CCO

                 Any reports required by the CCO (or the CCO's designee) must be submitted to an alternate designee who will fulfill the duties of the CCO with respect to those reports. If a securities transaction of the CCO is under consideration, Funds Management's Chief Legal Officer will act as the alternate CCO for purposes of this section.



2.4      EXCEPTIONS TO REPORTING

                 You are not required to report any of the following types of transactions:

                         (1) Purchases or sales for an account over which you have no direct or indirect influence or control; and

                         (2) Purchases or sales of any of the following securities:

                              o Direct obligations of the U.S. Government;

                              o Banker's acceptances, bank certificates of
                                deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements;

                              o Shares issued by money market funds, whether
                                affiliated or non-affiliated; and

                              o Shares issued by open-end investment companies,
                                other than the Funds, both open and closed-end exchange-traded funds (ETFs), iShares, and Unit Investment Trusts. (In other words, you still need to report the shares you own in ETFs, UITs and the Funds, but you do not have to report the shares you own in our money market funds or any other mutual fund.)

                         (3) Purchases or sales in and out of your accounts that were done as part of an Automatic Investment Plan. (However, if you make a purchase or sale that overrides the pre-set schedule or allocation of the AIP, you must include that transaction in your quarterly transaction report.)



2.5      SUMMARY OF WHAT YOU NEED TO REPORT

                 The table below serves as a handy reference for you to know what types of transactions you need to report on your QUARTERLY TRANSACTIONS REPORT. If you have questions about any types of securities not shown below, please contact the Compliance Department.


         -----------------------------------------------------------------------
         DO I HAVE TO REPORT TRANSACTIONS IN THE FOLLOWING TYPES OF SECURITIES?
         -----------------------------------------------------------------------
            Corporate Debt Securities                                        Yes
            --------------------------------------------------------------------
            Equity Securities                                                Yes
            --------------------------------------------------------------------
            Funds and Accounts                                               Yes
            --------------------------------------------------------------------
            Municipal Bonds                                                  Yes
            --------------------------------------------------------------------
            Securities held in discretionary IRA accounts                    Yes
            --------------------------------------------------------------------


May 2006                              9                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------

         -----------------------------------------------------------------------
         DO I HAVE TO REPORT TRANSACTIONS IN THE FOLLOWING TYPES OF SECURITIES?
         -----------------------------------------------------------------------
         Automatic Investment Plans
         (e.g., stock purchase plans, dividend reinvestment plans, No* 401(k)
         plans, 529 plans, or employer-sponsored plans)                     No*
         -----------------------------------------------------------------------
         Money Market Funds (affiliated and non-affiliated)                 No
         -----------------------------------------------------------------------
         Mutual Funds (non-affiliated), excluding ETFs and iShares          No
         -----------------------------------------------------------------------
         Exchange Traded Funds and iShares, both
         open-end and closed-end Yes (I.E., Unit Investment Trusts (UITs))  Yes
         -----------------------------------------------------------------------
         Short Term Cash Equivalents                                        No
         -----------------------------------------------------------------------
         U.S. Government Bonds (direct obligations)                         No
         -----------------------------------------------------------------------

         U.S. Treasury/Agencies (direct obligations)                        No
         -----------------------------------------------------------------------
         * If you make a purchase or sale that overrides the pre-set schedule or allocation of the AIP, you must include that transaction in your quarterly transaction report. For Wells Fargo 401(k) plans, you must also report any purchases or sales of any Wells Fargo Advantage Fund made outside of your preset allocation.

2.6      TRADING RESTRICTIONS AND PROHIBITIONS

         You must comply with the following trading restrictions and prohibitions:

         60-DAY HOLDING PERIOD FOR FUND SHARES

                 You are required to hold shares you purchase of most of the Funds for 60 days. The only Funds you can hold for less than 60 days are the Ultra Short-Term Income Fund, the Ultra Short-Term Municipal Income, the Ultra Short Duration Bond Fund and the money market funds. This restriction applies without regard to tax lot considerations. You will need to hold the shares from the date of your most recent purchase for 60 days. If you need to sell Fund shares before the 60-day holding period has passed, you must obtain advance written approval from the CCO. The 60-day holding period does not apply to "purchases" made by dividend reinvestments or automatic investment plans.

         RESTRICTED INVESTMENTS

                 You may never buy shares in an IPO or a limited offering. You must get prior written approval from the CCO before you may sell shares that you obtained from an IPO or limited offering before you started working for us.

         YOU MAY NOT EXECUTE YOUR OWN PERSONAL TRANSACTIONS

                 You may never execute or process: (1) your own personal transactions, (2) transactions for members of your immediate family, or
         (3) transactions for accounts of other persons for which you or your immediate family member have been given investment discretion.


         YOU MUST NOT ATTEMPT TO MANIPULATE THE MARKET

                 You must not execute any transactions intended to raise, lower, or maintain the price of any security or to create a false appearance of active trading.


May 2006                             10                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


2.7      YOUR REPORTS ARE KEPT CONFIDENTIAL

                      All of the reports you submit to us under this Code are kept confidential. The reports will be reviewed by members of the Compliance Department and possibly our senior executives or legal counsel. Reports may be provided to Fund officers and trustees, and will be provided to government authorities upon request or others if required to do so by law or court order.

May 2006                              11                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------

3.       ADDITIONAL RESTRICTIONS IF YOU ARE ALSO AN INVESTMENT PERSONNEL

                 If you also are classified as INVESTMENT PERSONNEL, you must pre-clear most of your trades and comply with the additional trading restrictions described here. The Compliance Department will let you know in writing if you are considered to be investment personnel.


         3.1     PRE-CLEARANCE REQUIREMENTS

                 As investment personnel, you must pre-clear with the Compliance Department all securities transactions in which you or an immediate family member has a financial interest: The only exceptions for pre-clearance are the ones listed below.



                 EXCEPTIONS FROM THE PRE-CLEARANCE REQUIREMENTS

                      Investment personnel are not required to pre-clear any of
                 the following types of transactions:

                      (1) MUTUAL FUNDS AND EXCHANGE TRADED FUNDS. Securities
                          issued by any registered open-end or closed-end investment companies (including the Funds);

                      (2) NO KNOWLEDGE. Securities transactions that take place
                          without your knowledge (or without our knowledge or the knowledge of members of your immediate family). For example, securities transactions effected for you by a trustee of a blind trust, or discretionary trades involving an investment partnership or managed account, or in the case of a margin call in which you are neither consulted nor advised of the trade before it is executed;

                      (3) CERTAIN CORPORATE ACTIONS. Any acquisition or
                          disposition of securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions where generally applicable to all holders of the same class of securities. Odd-lot tender offers are also exempt but all other tender offers must be pre-cleared;

                      (4) RIGHTS. Any acquisition or disposition of securities
                          through the exercise of rights, options (including Wells Fargo employee stock options), convertible bonds, or other instruments acquired in compliance with this Code;

                      (5) COMMODITIES, FUTURES, OPTIONS ON FUTURES, AND OPTIONS
                          ON BROAD-BASED INDICES. Commodities, futures
                          (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based indices SEE APPENDIX F are not subject to pre-clearance or the seven-day blackout, the ban on short-term trading (60-day profit disgorgement) and other prohibited transaction provisions of the Code, but are subject to transaction reporting requirements. All other options on indices not designated as broad-based are subject to pre-clearance, seven-day blackout, the ban on short-term trading (60-day profit disgorgement), prohibited transaction

WHAT'S A BROAD BASED INDEX? BROAD-BASED INDICES ARE LISTED IN APPENDIX F. THE COMPLIANCE DEPARTMENT MAY DESIGNATE OTHER INDICES AS BROAD-BASED FROM TIME TO TIME.

May 2006                              12                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------

                          provisions, and reporting provisions of the Code.
                          Note: It should be noted that excessive trading for personal accounts is strongly discouraged and accounts may be monitored for excessive trading activity. Additional restrictions may be imposed by the Compliance Department if excessive trading is noted for an account;


                       (6) GIVING GIFTS OR TRANSFERRING OF SECURITIES. Disposing
                           of securities as a gift to a public charity or as a transfer to or from another account or entity; however these transactions are subject to transaction reporting requirements; and

                       (7) MISCELLANEOUS. Any transaction involving the
                           following:

                           o  bankers acceptances;

                           o  bank certificates of deposit (CDs);

                           o  commercial paper;

                           o high quality short-term debt instruments, including repurchase agreements;

                           o  direct obligations of the U.S. Government;

                           o the acquisition of equity securities in dividend reinvestment plans (DRIPs), when the acquisition is directly through the issuer or its non-broker agent;

                           o securities of the employer of your immediate family member if such securities are beneficially owned through participation by the immediate family member in a profit sharing plan, 401(k) plan, employee stock option plan or other similar plan, however, any transaction that overrides a pre-set schedule or allocation must be included in a quarterly transaction report (this exception does not exempt transactions involving securities in such a plan when the issuer is not the employer of your immediate family member); and

                           o other securities as the Compliance Department designates from time to time in writing on the grounds that the risk of abuse is minimal or non-existent.


         HOW TO PRE-CLEAR YOUR SECURITIES TRANSACTIONS

                      If you have been designated as investment personnel, you must follow the three steps below to pre-clear your trades:

                       (1) REQUEST AUTHORIZATION. Before entering an order for a
                           securities transaction that requires pre-clearance, you must request authorization using the electronic pre-clearance system (CTI). You can also complete, in writing, a Pre-Clearance Request Form and submit the completed form to the Compliance Department. (The CCO must submit any of his/her proposed securities transactions that require pre-clearance to the CCO's designee. Also, no member of the Compliance Department is able to authorize their own transactions). You may only request

REMEMBER!
IF YOU NEED TO PRE-CLEAR A TRANSACTION, DON'T PLACE AN ORDER UNTIL YOU RECEIVE WRITTEN APPROVAL TO MAKE THE TRADE.

May 2006                              13                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


                           pre-clearance for market orders or same day limit orders. SEE APPENDIX G.

                       (2) HAVE YOUR REQUEST REVIEWED AND APPROVED. After
                           receiving the electronic request or the completed Pre-Clearance Request Form, the CCO or designee will
                           (a) review the information set forth in the form or electronic request, (b) independently confirm whether the securities are held by the Funds or Accounts and with respect to Accounts whether there are any orders to purchase or sell the securities by an Account, and
                           (c) as soon as reasonably practicable, determine whether to clear the proposed securities transaction. The CCO or designee will notify you of the approval or denial. When a form is used, one copy is kept by the Compliance Department and one copy is returned to you.

                       (3) DE MINIMIS EXCEPTION. You may be automatically be
                           pre-cleared to purchase and sell large capitalization securities of no more than 500 shares or $10,000, unless this conflicts with the 60-day short-term profit restriction.



3.2      PROHIBITED TRANSACTIONS

                 As investment personnel, you are prohibited from engaging in any of the following securities transactions for accounts in which you or a member or your immediate family has a financial interest or makes investment decisions. If any of these transactions would normally require pre-clearance, the CCO or designee will only authorize the trades under exceptional circumstances:

                       o TRADING WHEN THERE ARE PENDING BUY OR SELL ORDERS FOR THE FUNDS OR ACCOUNTS. You can not purchase or sell securities on any day during which a Fund or Account has a pending "buy" or "sell" order in for the same security (or equivalent security) of which the Compliance Department is aware until that order is withdrawn.

                       o TRANSACTIONS WITHIN THE SEVEN-DAY BLACKOUT WINDOW. There is a "seven-day blackout" on purchases or sales of securities bought or sold by the Funds or Accounts. That means that if you could have known of a particular Fund or Account transaction or pending transaction, you may not buy that security (or equivalent security) during the seven-day blackout period. For example, if a Fund or Account trades in a security on day one, day eight is the first day you may trade that security for an account in which you have a beneficial interest.

                       o INTENTION TO BUY OR SELL FOR FUNDS OR ACCOUNTS. You can't buy or sell securities when you intend, or know of another's intention, to purchase or sell that security (or an equivalent security) for a Fund or Account. This prohibition applies whether the securities transaction is in the same direction (E.G., two purchases or two sales) or the opposite direction (E.G., a purchase and sale) of the transaction for the Fund or Account.


May 2006                              14                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------



3.3      BAN ON SHORT TERM TRADING PROFITS

                 There is a ban on short term trading profits for investment personnel. You are not permitted to buy and sell, or sell and buy, the same security (or equivalent security) within 60 calendar days and make a profit. This prohibition applies without regard to tax lot considerations and short sales. Profits on short sales are also prohibited. If you make a profit on an involuntary call of an option that you wrote, those profits are excluded; however you cannot buy and sell options within 60 days resulting in profits. Sales made at the original purchase price or at a loss are not prohibited.

                 You may be required to disgorge any profits you make from any sale before the 60-day period expires. In counting the 60 days, multiple transactions in the same security (or equivalent security) will be counted in such a manner as to produce the shortest time period between transactions.

                 Although certain securities may not require preclearance (I.E., the exceptions noted in Section 3.1), they are still subject to the ban on short term trading profits.

                 Any exceptions require advance written approval from the CCO.


3.4      CCO'S APPROVAL OF YOUR TRANSACTIONS

                 YOUR REQUEST MAY BE REFUSED. The CCO (or designee) may refuse to authorize your securities transaction and need not give you an explanation for the refusal. Some reasons for refusing your securities transactions are confidential.

                 AUTHORIZATIONS EXPIRE. Any transaction approved by the CCO (or designee) is effective until the close of business of the same trading day for which the authorization is granted (unless the CCO revokes that authorization earlier). The Compliance Department may indicate another date when the authorization expires. If the order for the transaction is not executed within that period, you must obtain a new advance authorization before placing your trade.


May 2006                              15                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


4.       TRADING ON INSIDER INFORMATION

                 The law requires us to have and enforce written policies and procedures to prevent you from misusing material, non-public information. We do this by:

                 o limiting  your  access to files  likely to  contain
                   non-public information,

                 o restricting or monitoring your trades, including trades in securities about which you might have non-public information, and

                 o providing you continuing education programs about insider trading.

4.1      WHAT IS INSIDER TRADING?

                 Insider trading is generally defined as occurring when a person has possession of material, non-public information about an issuer's securities (including Fund or Account securities) and misuses that information by trading in the same securities or equivalent securities, tipping the information to others or otherwise misappropriating the information.

                 Information is considered MATERIAL if there is a substantial likelihood that a reasonable investor would consider it important in deciding how to act. Information is considered NON-PUBLIC when it has not been made available to investors generally. Information becomes public once it is publicly disseminated. Limited disclosure does not make the information public (for example, if an insider makes information available to a select group of individuals, it is not public).

                 o TIPPING of material,  non-public  information is illegal and prohibited. You are TIPPING when you give non-public information about the Funds or Accounts to someone else so that they can trade.

                 o FRONT RUNNING is illegal and  prohibited.  You are FRONT
                   RUNNING if you trade ahead of a Fund or Account order in the same or equivalent security (such as options) on the basis of non-public information regarding impending market transactions.

                 o SCALPING is illegal  and  prohibited.  You are  SCALPING when you purchase or sell a security (or an equivalent security) for your own account before you recommend/buy or recommend/sell that security or equivalent for a Fund or Account.


4.2      USING NON-PUBLIC INFORMATION ABOUT A FUND OR ACCOUNT

               You may not:

                 o Share with any other person (unless you are permitted by law and it's necessary to carry out your duties) any non-public information about a Fund or Account, including: (a) any securities holdings or transactions of a Fund or Account; (b) any securities recommendation made to a Fund or Account; and (c) any securities transaction (or transaction under consideration) by a Fund or Account, including information about actual or contemplated investment decisions.

WARNING!
INSIDER TRADING IS ILLEGAL. YOU COULD GO TO PRISON OR BE FORCED TO PAY A LARGE FINE FOR PARTICIPATING IN INSIDER TRADING. WE COULD ALSO BE FINED FOR YOUR ACTIONS.


May 2006                              16                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------

                 o Use  any  non-public  information  regarding  a Fund  or
                   Account in any way that might compete with, or be contrary to, the interest of such Fund or Account.

                 o Use  any  non-public  information  regarding  a Fund  or
                   Account in any way for personal gain.



May 2005                              17                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


5.       GIFTS, DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT

5.1      GIFTS

               We follow the Wells Fargo & Company policy regarding receiving gifts. Please read and follow the WELLS FARGO & COMPANY'S CODE OF ETHICS AND BUSINESS CONDUCT POLICY for limitations on receiving gifts. SEE APPENDIX J.

5.2      DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT

               We follow the Wells Fargo & Company policy regarding holding directorship positions and other outside employment. Please read and follow the WELLS FARGO & COMPANY'S CODE OF ETHICS AND BUSINESS CONDUCT POLICY for requirements regarding directorships. SEE APPENDIX K.


May 2006                             18                           Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


6.       CODE VIOLATIONS

6.1      INVESTIGATING CODE VIOLATIONS

               The CCO is responsible for enforcing the Code and while the CCO may grant certain exceptions to the Code, the requests must be submitted in advance and in writing. The CCO or designee is responsible for investigating any suspected violation of the Code and if the CCO selects a designee, the designee will report the results of each investigation to the CCO. The CCO is responsible for reviewing the results of any investigation of any reported or suspected violation of the Code in coordination with the designee. Any confirmed violation of the Code will be reported to your supervisor immediately.


May 2006                              19                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------

6.2      PENALTIES

               The CCO is responsible for deciding whether an offense is minor, substantive or serious. Any serious offenses as described below will be reported immediately to the Funds' Board of Trustees. All minor offenses and substantive offenses will be reported to the Funds' Board of Trustees at the next regularly scheduled quarterly meeting. Penalties will be imposed as follows:

                MINOR OFFENSES:

                     o  First minor offense - Verbal warning;

                     o  Second minor offense - Written notice;

                     o Third minor offense - $250 fine to be donated to your charity of choice*.

                 Minor offenses include, but are not limited to, the following: failure to submit quarterly transaction reports, signed acknowledgments of Code forms and certifications, excessive (I.E., more than 3) late submissions of such documents and, for investment personnel, conflicting pre-clear request dates versus actual trade dates.

                 SUBSTANTIVE OFFENSES:

                     o  First substantive offense - Written notice;

                     o Second substantive offense - $250 fine to be donated to your charity of choice*;

                     o Third substantive offense - $1,000 fine or disgorgement of profits (whichever is greater) to be donated to your charity of choice* and/or termination of employment and/or referral to authorities.

                 Substantive offenses include, but are not limited to, the following: unauthorized purchase/sale of restricted investments as outlined in this Code, violations of short-term trading for profit (60-day rule) and, for investment personnel, violations of the seven-day blackout periods and failure to request trade pre-clearance.

                 SERIOUS OFFENSES:

                 Trading with insider information and/or "front running" or "scalping" Fund or Account information is considered a "serious offense". We will take appropriate steps, which may include termination of employment and/or referral to governmental authorities for prosecution. The Fund's Board will be informed immediately of any serious offenses.

                 We may deviate from the penalties listed in the Code where the CCO and/or senior management determines that a more or less severe penalty is appropriate based on the specific circumstances of that case. For example, a first substantive offense may warrant a more severe penalty if it follows two minor offenses. Any deviations from the penalties listed in the Code, and the reasons for such deviations, will be documented and maintained in the Code files.

______________________________________
*All fines will be made payable to your charity of choice (reasonably acceptable to Wells Fargo) and turned over to us and we will mail the donation check on your behalf.


May 2006                              20                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------

6.3      DISMISSAL AND/OR REFERRAL TO AUTHORITIES

                 Repeated violations of the Code may result in dismissal. In addition, the CCO and/or senior management may determine that a single flagrant violation of the law, such as insider trading, will result in immediate dismissal and referral to authorities.

6.4      YOUR OBLIGATION TO REPORT VIOLATIONS

                 You must report any violations or suspected violations of the Code to the CCO or to a member of the Compliance Department. Your reports will be treated confidentially and will be investigated promptly and appropriately. Violations include:

                     o non-compliance with applicable laws, rules, and regulations;

                     o fraud or illegal acts involving any aspect of our business,

                     o  material misstatements in reports,

                     o any activity that is specifically prohibited by the Code,

                     o deviations from required controls and procedures that safeguard clients and us.

May 2006                              21                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------


7.       ANNUAL WRITTEN REPORTS TO THE BOARDS OF TRUSTEES

                 ISSUES AND VIOLATIONS UNDER THE CODE. At least annually, the CCO provides written reports to the Funds' Board of Trustees. The reports must describe any issues or material violations that arose during the previous year under the Code and any resulting sanctions. Any exceptions granted under the Code must also be described. The CCO may report to the Funds' Board more frequently as the CCO deems necessary or appropriate, and shall do so as requested by the Board.

                 OUR CERTIFICATION TO THE BOARD. Each report must be accompanied by a certification to the Board that we have adopted procedures reasonably necessary to prevent you from violating the Code.

                 ANNUAL REVIEW. The CCO reviews the Code at least once a year to assess the adequacy of the Code and how effectively it works. As part of the annual report to the Funds' Board, the CCO identifies any recommended changes in existing restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

                 The Funds' Board of Trustees must approve all material amendments within six months following adoption.


May 2006                              22                          Code of Ethics

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC
--------------------------------------------------------------------------------



8.       RECORD RETENTION

                 We will keep the following records in an easily accessible place for at least six years, and will make the records available to the SEC or any representative at any time:

                 1. CODE OF ETHICS. A copy of this Code and all previous versions of the Code that were ever in effect.

                 2. VIOLATIONS. A record of all Code violations and actions taken as a result of those violations.

                 3. REQUIRED REPORTS. All reports required by the Code including records of the procedures followed in connection with the pre-clearance requests of investment personnel. All information relied on by the CCO or designee in authorizing any securities transactions. All reports used in post-trade monitoring and review will also be maintained.

                 4. ACCESS PERSONS AND INVESTMENT PERSONNEL LIST. A list of all persons who are, or have been, required to make reports pursuant to the Code.

                 5. BOARD REPORTS. Copies of any reports given to the Funds' Board of Trustees.

May 2006                              23                          Code of Ethics

                                   APPENDIX A

                                   DEFINITIONS
--------------------------------------------------------------------------------

GENERAL NOTE:

THE DEFINITIONS AND TERMS USED IN THE CODE ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, OR IF A TERM USED IN THE CODE IS NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

ACCOUNTS Accounts (such as Managed Accounts and Wells Fargo Advisor Accounts) that are advised by Wells Fargo Funds Management LLC, but which are not Funds.

AUTOMATIC INVESTMENT PLAN         A program that allows a person to have a set
                                  amount of money electronically transferred from one account to another at a specified frequency to buy shares. May be part of a SPP
                                  (stock purchase plan), DRIP (Dividend
                                  Reinvestment Plan), 529 Plan accounts, or employer-sponsored plan.

BENEFICIAL OWNER                  Generally  the person  that  enjoys the
                                  benefits of ownership even though title may be
                                  in another name. You should consider  yourself
                                  the  "beneficial  owner" of any  securities in
                                  which you have a direct or indirect  financial
                                  or  "pecuniary"  interest,  whether or not you
                                  have the  power to buy and  sell,  or to vote,
                                  the  securities.   In  addition,   you  should
                                  consider yourself the beneficial owner of securities held by a member of your immediate family. (See Section 16 of the Securities
                                  Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder for a complete definition.)

CONTROL The power to exercise a controlling influence over the management or policies of a company, unless the power is solely the result of an official position with such company. Owning 25% or more of a company's outstanding voting securities is presumed to give you control over the company. This presumption may be countered by the facts and circumstances of a given situation. (See Section 2(a)(9) of the 1940 Act for a complete definition.)

EQUIVALENT SECURITY               Any security issued by the same entity as the
                                  issuer of a subject security that is
                                  convertible into the equity security of the issuer. Examples include, but are not limited to, options, rights, stock appreciation rights, warrants and convertible bonds.

FEDERAL SECURITIES LAWS           The Securities Act of 1933 (15 U.S.C. 77a-aa),
                                  the Securities Exchange Act of 1934 (15 U.S.C.
                                  78a--mm),  the Sarbanes-Oxley Act of 2002
                                  (Pub.  L. 107-204,  116 Stat.  745 (2002)),
                                  the  Investment  Company Act of 1940 (15
                                  U.S.C.  80a), the Investment  Advisers Act
                                  of  1940  (15  U.S.C.  80b),  Title  V of  the
                                  Gramm-Leach-Biley  Act (Pub.  L. No.  100-102,
                                  113 Stat.  1338 (1999)),  any rules adopted by
                                  the SEC under any of these statutes,  the Bank
                                  Secrecy Act (31 U.S.C.  5311-5314;  5316-5332)
                                  as  it   applies   to  funds  and   investment
                                  advisers, and any rules adopted thereunder by the SEC or the Department of the Treasury.


Appendix A                            24                             Definitions

FINANCIAL OR PECUNIARY INTEREST   The opportunity for you or your immediate
                                  family member, directly or indirectly, to profit or share in any profit derived from a securities transaction. You or your immediate family member may have a financial interest in:

                                  o Your accounts or the accounts of immediate
                                    family members

                                  o A partnership or limited liability company,
                                    if you or an immediate family member is a general partner or a managing member

                                  o A corporation or similar business entity, if
                                    you or an immediate family member has or shares investment control; or

                                  o A trust, if you or an immediate family
                                    member is a beneficiary


FUND                                Refers to any WELLS FARGO ADVANTAGE FUND(SM)

HIGH QUALITY SHORT-TERM
DEBT INSTRUMENT                     Any  instrument   that  has  a  maturity  at
                                    issuance  of less  than 366 days and that is
                                    rated  in  one  of the  two  highest  rating
                                    categories   by  a   nationally   recognized
                                    statistical  rating   organization  such  as
                                    Moody's Investors Service.

IMMEDIATE FAMILY MEMBER             Includes  any of the  following  persons who
                                    may reside in the same household with you:

                      o spouse              o grandparent      o mother-in-law
                      o domestic partner    o granddchild      o father-in-law
                      o parent              o brother          o daughter-in-law
                      o stepparent          o sister           o son-in-law
                      o child (including adopted)              o sister-in-law
                      o stepchild                              o brother-in-law

                                    Immediate  family  member  may  include  any
                                    other  relationship  that the CCO determines
                                    could   lead  to   possible   conflicts   of
                                    interest,     diversions     of    corporate
                                    opportunity,  or appearances of impropriety.
                                    It may also include any person who does not reside in same household with you but for whom you or a member of your immediate family has the ability to or exercises the ability to make investment decisions in such account.

IPO An initial public offering, or the first sale of a company's securities to public investors. Specifically it is an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of
                                    Section   13  or   Section   15(d)   of  the
                                    Securities Exchange Act of 1934.

LARGE CAPITALIZATION SECURITY       A  company's  securities  that  are  over $5
                                    billion in market capitalization.

LIMITED OFFERING                    An offering that is exempt from registration
                                    under the  Securities  Act of 1933,  such as
                                    private   placements.   (See  Section  4(2),
                                    Section  4(6),  Rule  504,  Rule 505 or Rule
                                    506).

NON-PUBLIC INFORMATION              Any   information   that  is  not  generally
                                    available to the general public in widely disseminated media reports, SEC filings, public reports, prospectuses, or similar publications or sources.


Appendix A                            25                             Definitions

PURCHASE OR SALE OF A SECURITY      Includes, among other things, gifting or the
                                    writing of an option to purchase or sell a security.

SECURITIES TRANSACTION              A purchase or sale of  securities,  in which
                                    you or a member of your immediate family has or acquires a beneficial interest.

SECURITY As defined under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. Government; bankers' acceptances; bank certificates of deposit; commercial paper; high quality short-term debt instruments, including repurchase agreements; shares issued by affiliated or unaffiliated money market funds; or shares issued by open-end investment companies other than the Funds or Accounts.



Appendix A                            26                             Definitions

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC

                                   APPENDIX B

                        ACKNOWLEDGEMENT AND CERTIFICATION
--------------------------------------------------------------------------------

I certify that I have received, read, and understand that I am subject to the CODE OF ETHICS and POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER INFORMATION dated MAY 9, 2006 for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC.

I know that the WELLS FARGO & COMPANY'S CODE OF ETHICS AND BUSINESS CONDUCT also applies to me.

I will and have provided complete and accurate reporting as required by the Code and have complied with and will comply with all requirements of the Code, including the policy on giving and accepting gifts and approval thereof.

I certify that I have not and will not:

    o Execute any purchases or sales, directly or indirectly, that are prohibited by the Code.

    o Employ any device, scheme or artifice to defraud Wells Fargo & Company, Funds Management, the Distributor or any Fund or Account.

    o Engage in any act, practice or course of business, which operates or would operate as a fraud or deceit upon Wells Fargo & Company, Funds Management, the Distributor or any Fund or Account.

    o Make any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they are made, not misleading.

    o Engage in any manipulative practice with respect to Wells Fargo & Company, Funds Management, the Distributor or any Fund or Account.

    o   Trade while in possession of material, non-public information.

    o   Trade ahead of or front-run any transactions for a Fund or Account.

    o   Engage in any other prohibited conduct.


I understand that I violate this Code if I fail to submit a record of my personal securities transactions within thirty calendar days of the end of each quarter, if so required.

--------------------------------------------------------------------------------




---------------------------------------      -----------------------------------
Signature                                    Date



---------------------------------------
Print Name


PLEASE SUBMIT FORM TO THE COMPLIANCE DEPARTMENT WITHIN 10 DAYS AFTER YOU RECEIVE IT.
                               (FAX 414-577-7829)



Appendix B                            27       Acknowledgement and Certification

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC

                                   APPENDIX C

               QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT
-------------------------------------------------------------------------------------------------------------

Name of Reporting
Person:          --------------------------------------------    --------------------------------------------
                                                                 Signature
Calendar Quarter
Ended:           --------------------------------------------    --------------------------------------------
                                                                 Date Report Submitted
Date Report Due:
                 --------------------------------------------------------------------------------------------


I certify that this report is complete and accurate and that I have included all accounts required to be reported under the Code of Ethics.


NOTE: YOU DO NOT NEED TO SUPPLY DUPLICATE INFORMATION FROM THE ACCOUNT STATEMENTS WE ALREADY RECEIVE.*

1. YOUR SECURITIES TRANSACTIONS
-------------------------------


( )  I HAD NO SECURITIES TRANSACTIONS TO REPORT FOR THE LAST QUARTER; OR

( ) ALL OF MY SECURITIES TRANSACTIONS ARE PROVIDED ON DUPLICATE ACCOUNT STATEMENTS; OR

PLEASE COMPLETE THE TABLE BELOW IF YOU HAD SECURITIES TRANSACTIONS DURING THE LAST QUARTER THAT ARE NOT PROVIDED ON DUPLICATE STATEMENTS.


------------------------------------------------------------------------------------------------------------------------------------
                 NAME OF                                                                               NAME OF
                 ISSUER                  PRINCIPAL AMOUNT,   NAME ON          TYPE OF                  BROKER-DEALER
                 AND/OR     NO. OF       MATURITY DATE AND   ACCOUNT, TYPE    TRANSACTION              OR BANK
DATE OF          TITLE OF   SHARES (IF   INTEREST RATE (IF   OF ACCOUNT AND   (PURCHASE OR             EFFECTING        TICKER
TRANSACTION      SECURITY   APPLICABLE)  APPLICABLE)         ACCOUNT NUMBER   SALE)           PRICE    TRANSACTION      OR CUSIP
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

* KEEP IN MIND, WE DO NOT RECEIVE ACCOUNT STATEMENTS FOR YOUR 401(K) PLANS SO IF YOU MADE ANY TRADES OUTSIDE OF YOUR PRE-SET ALLOCATIONS, THOSE MUST BE REPORTED HERE.

2. YOUR SECURITIES ACCOUNTS
---------------------------


( )  I DO NOT HOLD ANY SECURITIES ACCOUNTS; OR


( )  I DID NOT OPEN ANY SECURITIES ACCOUNTS DURING THE QUARTER; OR


PLEASE COMPLETE THE TABLE BELOW IF YOU OPENED A SECURITIES ACCOUNT DURING THE LAST QUARTER.**


------------------------------------------------------------------------------------------------------------------------------------
NAME OF BROKER-DEALER OR BANK,
WELLS FARGO MUTUAL FUND OR
AFFILIATED MUTUAL FUND                DATE ACCOUNT WAS              NAME(S) ON AND TYPE
                                      ESTABLISHED                   ACCOUNT                       ACCOUNT NUMBER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

**PLEASE PROVIDE A COPY OF THE MOST RECENT ACCOUNT STATEMENT FOR EACH ACCOUNT LISTED IN THE TABLE ABOVE.


________________________________________________________________________________
       **PLEASE SUBMIT FORM TO THE COMPLIANCE DEPARTMENT (FAX 414-5777829)


Appendix C                  28  Quarterly Personal Securities Transcation Report

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC

                                   APPENDIX D

                             INITIAL HOLDINGS REPORT
--------------------------------------------------------------------------------

Name of Reporting Person:
                                    ----------------------------------   -----------------------------------
                                                                         Signature
Date Person Became Subject to the
     Code's Signature
     Reporting Requirements:
                                    ----------------------------------

Information in Report Dated as of:
     (NOTE: Information should be
     dated no more than 45 days
     before report is submitted.)
                                    ----------------------------------   -----------------------------------
Date Report Due:                                                         Date Report Submitted
                                    ---------------------------------


NOTE: IF YOU CAN PROVIDE US WITH YOUR ACCOUNT STATEMENTS NO MORE THAN 45 DAYS OLD, YOU MAY NOT NEED TO COMPLETE THE TABLE BELOW.*

I certify that this report is complete and accurate and that I have included all accounts required to be reported under the Code of Ethics.

1. YOUR SECURITIES HOLDINGS
---------------------------


( )  I HAVE NO SECURITIES HOLDINGS TO REPORT; OR

( )  ALL OF MY SECURITIES HOLDINGS ARE PROVIDED ON DUPLICATE ACCOUNT STATEMENTS;
     OR

PLEASE COMPLETE THE TABLE BELOW TO REPORT YOUR HOLDINGS.


------------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT,
NAME OF ISSUER AND                              MATURITY DATE AND     EXCHANGE
TITLE OF SECURITY,            NO. OF SHARES     INTEREST RATE         TICKER SYMBOL
INCLUDING TYPE                (IF APPLICABLE)   (IF APPLICABLE)       OR CUSIP NUMBER  NAME OF BROKER-DEALER OR BANK, FUND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

2. YOUR SECURITIES ACCOUNTS
---------------------------


( )  I DO NOT HOLD ANY SECURITIES ACCOUNTS; OR

PLEASE COMPLETE THE TABLE BELOW IF YOU HAVE SECURITIES ACCOUNTS TO REPORT.*

------------------------------------------------------------------------------------------------------------------------------------

NAME OF BROKER-DEALER OR BANK, FUND         NAME(S) ON AND TYPE OF ACCOUNT           ACCOUNT NUMBER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*PLEASE PROVIDE A COPY OF THE MOST RECENT ACCOUNT STATEMENT FOR EACH ACCOUNT LISTED IN THE TABLE ABOVE.


------------------------------------------------------------------------------------------------------------------------------------
                                PLEASE SUBMIT FORM TO THE COMPLIANCE DEPARTMENT (FAX 414-577-7829)


Appendix D                            29                 Initial Holdings Report

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC



                                   APPENDIX E

                             ANNUAL HOLDINGS REPORT
--------------------------------------------------------------------------------


Name of Reporting Person:
                                       -----------------------------------------    -------------------------------------
Information in Report Dated as                                                      Signature
of:
     (NOTE: Information should be
     dated no more than 45 days
     before report is submitted.)
                                       -----------------------------------------
Date Report Due:
                                       -----------------------------------------    -------------------------------------
Calendar Year Ended:                   December 31, _____                           Date Report Submitted
                                       -----------------------------------------


NOTE: YOU DO NOT NEED TO SUPPLY DUPLICATE INFORMATION FROM THE ACCOUNT STATEMENTS WE ALREADY RECEIVE.*

I certify that this report is complete and accurate and that I have included all accounts required to be reported under the Code of Ethics.


1. YOUR SECURITIES HOLDINGS
---------------------------


( )  I HAVE NO SECURITIES HOLDINGS TO REPORT; OR

( )  ALL OF MY SECURITIES HOLDINGS ARE PROVIDED ON DUPLICATE ACCOUNT STATEMENTS;
     OR

PLEASE COMPLETE THE TABLE BELOW TO REPORT YOUR HOLDINGS.

------------------------------------------------------------------------------------------------------------------------------------


                                                      PRINCIPAL AMOUNT,
                                                      MATURITY DATE AND
NAME OF ISSUER AND                  NO. OF SHARES     INTEREST RATE          EXCHANGE TICKER         NAME OF BROKER-DEALER OR
TITLE OF SECURITY, INCLUDING TYPE   (IF APPLICABLE)   (IF APPLICABLE)        SYMBOL OR CUSIP NUMBER  BANK, FUND
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

* KEEP IN MIND, WE DO NOT RECEIVE ACCOUNT STATEMENTS FOR YOUR 401(K) PLANS SO IF YOU HOLD ANY WELLS FARGO ADVANTAGE FUNDS IN YOUR PLANS, THOSE MUST BE REPORTED HERE.


2. YOUR SECURITIES ACCOUNTS
---------------------------


( )  I DO NOT HOLD ANY SECURITIES ACCOUNTS; OR

PLEASE COMPLETE THE TABLE BELOW IF YOU HAVE ANY SECURITIES ACCOUNTS TO REPORT.*

------------------------------------------------------------------------------------------------------------------------------------


NAME OF BROKER-DEALER OR BANK, WELLS FARGO      DATE ACCOUNT WAS          NAME(S) ON AND TYPE
MUTUAL FUND OR AFFILIATED MUTUAL FUND           ESTABLISHED               OF ACCOUNT             ACCOUNT NUMBER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

*PLEASE PROVIDE A COPY OF THE MOST RECENT ACCOUNT STATEMENT FOR EACH ACCOUNT LISTED IN THE TABLE ABOVE.


--------------------------------------------------------------------------------
       PLEASE SUBMIT FORM TO THE COMPLIANCE DEPARTMENT (FAX 414-577-7829


Appendix E                            30                  Annual Holdings Report

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC

                                   APPENDIX F

                           LIST OF BROAD-BASED INDICES
--------------------------------------------------------------------------------

The following list comprises the broad-based indices as designated by the Compliance Department. Please contact the Compliance Department if you have any questions or if you believe that an index is not listed and should be included. The Compliance Department may designate other indices as broad-based from time to time.
--------------------------------------------------------------------------------
  DESCRIPTION OF OPTION                       SYMBOL                    EXCHANGE
--------------------------------------------------------------------------------
  Biotechnology Index                         BTK                       AMEX
  Computer Technology                         XCI                       AMEX
  Diamonds                                    Various
  Eurotop 100                                 TOP1                      AMEX
  Gold / Silver Index *                       XAU                       PHLX
  Hong Kong Option Index                      HKO                       AMEX
  Inter@ctive Wk. Internet Index              IIX                       CBOE
  I-Shares                                    Various                   AMEX
  Japan Index                                 JPN                       AMEX
  Major Market Index *                        XMI                       AMEX
  Morgan Stanley High Tech Index              MSH                       AMEX
  NASDAQ-100*                                 NDX, QQQ                  CBOE
  Oil Service Sector Index                    OSX, OIX                  PHLX
  Pacific High Tech Index                     PSE                       PSE
  PHLX                                        Various                   AMEX
  Russell 2000 *                              RUY, RTY                  CBOE
  Semiconductor Sector                        SOX                       PHLX
  S & P 100 *                                 OEX                       CBOE
  S & P 400 Midcap Index *                    MID, MDY                  CBOE
  S & P 500 *                                 SPX                       CBOE
  S&P 1500 Supercomposite                     SPR                       CBOE
  SPDRS                                       Various                   AMEX
  StreetTRACKS                                Various                   AMEX
  SOX                                         Various                   AMEX
  Technology Index                            TXX                       CBOE
  VIPERs                                      VTI                       AMEX
  Wilshire Small Cap Index                    WSX                       PSE
--------------------------------------------------------------------------------
* Includes LEAP


Appendix                              31                     Broad Based Indices

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC




                                   APPENDIX G

               PRE-CLEARANCE REQUEST FORM FOR INVESTMENT PERSONNEL
--------------------------------------------------------------------------------

Ctrl. No.  ----------------------------     Associate ID # ---------------------

                               FAX TO 414-577-7829
Name of Investment Personnel
(and trading entity, if different):        -------------------------------------

Name and Symbol of Security:               -------------------------------------


Maximum Quantity to be Purchased or Sold:  -------------------------------------

Name of Broker completing the transaction: -------------------------------------

Broker Account Number:                     -------------------------------------

Broker Phone Number:                       -------------------------------------



Check all that apply: ( ) Purchase  ( ) Sale ( ) Market Order  ( )  Limit Order
                                                    Limit Order Price $_________


In connection with the above transaction, I represent that:

1. I do not have any material non-public information regarding the security or the issuer of the security.

2.  To my knowledge:

    (a) The securities or equivalent securities [ ARE / ARE NOT ] (CIRCLE ONE) held by any of the Funds or other Funds Management Accounts;

    (b) There are no outstanding purchase or sell orders for this security (or any equivalent security) by any of the Funds or Funds Management Accounts; and

    (c) None of the securities (or equivalent securities) is actively being considered for purchase or sale by any of the Funds or Funds Management Accounts.

3.  The securities are not being acquired in an initial public offering.

4.  The securities are not being acquired in a private placement

5. If I am a Portfolio Manager, none of the accounts that I manage purchased or sold these securities (or equivalent securities) within the past seven calendar days and I do not expect any such client accounts to purchase or sell these securities (or equivalent securities) within seven calendar days of my purchase or sale.

6. If I am purchasing these securities, I have not directly or indirectly (through any immediate family members, any account in which I have a beneficial ownership or otherwise) sold these securities (or equivalent securities) in the prior 60 days.

7. If I am selling these securities, I have not directly or indirectly (through any immediate family member, any account in which I have a beneficial ownership or otherwise) purchased these securities (or equivalent securities) in the prior 60 days.

8. I have read the Code of Ethics within the prior 12 months and believe that the proposed trade fully complies with the requirements of the Code.

9. I understand that because Funds Management may not have access to such pending "buy" or "sell" information on the trade date, any pre-clearance of a purchase or sale may be revoked, and may require that I unwind the transaction, if Funds Management obtains information on T+1 that indicates there was a pending "buy" or "sell" order on the trade date.


---------------------------------           ------------------------------------
Signature of Investment Personnel           Date



---------------------------------           ------------------------------------
Print Name                                  APPROVED BY:

                                            ------------------------------------
                                            DATE APPROVED:
                                            ------------------------------------


Appendix G                            32              Pre-Clearance Request Form

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC




                                   APPENDIX H

                       COMPLIANCE DEPARTMENT STAFF LIST**
--------------------------------------------------------------------------------


Dorothy Peters, Chief Compliance Officer

         Caroline Orejana, Administrative Assistant

         RISK MANAGEMENT
         Philip Leong,  Operational Risk Manager
                  Rhonda Jones, Operational Risk Consultant
                  Rhonda Schor, Operational Risk Consultant


         FUNDS MANAGEMENT
         Elizabeth Cordova, Compliance Manager*
                  Steve Maehl, Compliance Consultant*
                  Simon Chiu, Compliance Consultant
                  Peter Luo, Compliance Consultant
                  Charles Lee, Compliance Consultant
                  Carol Wittig, Administrative Assistant


         FUNDS DISTRIBUTOR
         Samuel Hom, Compliance Manager
                  Steven Schneider, Compliance Consultant
                  Tammy Leong, Compliance Consultant



C. David Messman, Chief Legal Officer

--------------
* CCO Designees for Code of Ethics Monitoring
** Contact information can be found on Teamworks


Appendix H                            33        Compliance Department Staff List

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC


                                   APPENDIX I

           SAMPLE REQUEST TO BROKERS FOR COPIES OF ACCOUNT STATEMENTS
--------------------------------------------------------------------------------





DATE

Brokerage Firm
Address
City, State  Zip Code

RE:  Access Person Account #

Attention Compliance Department:

          I am obligated under the Wells Fargo Funds Management, LLC Code of Ethics to submit securities holdings reports and transaction reports. In accordance with this requirement, I am asking you to have duplicate copies of periodic statements and confirmations (not less frequently than quarterly) for the following account(s) to be sent to:

                  CONFIDENTIAL

                  Chief Compliance Officer
                  Wells Fargo Funds Management, LLC
                  N78 W14573 Appleton Ave. PMB 294
                  Menomonee Falls, WI  53051

          Your cooperation is most appreciated. If you have any questions regarding this request, please contact me directly at (XXX) XXX-XXXX.

Sincerely,



Access Person

cc:  Compliance Department of Wells Fargo Funds Management, LLC



Appendix I                            34                Sample Letter to Brokers

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC

                                   APPENDIX J

            POLICY ON GIFTS AND ACTIVITIES WITH CUSTOMERS OR VENDORS
--------------------------------------------------------------------------------

          You and your family members must not accept gifts from or participate in activities with (including services, discounts, entertainment, travel or promotional materials) an actual or potential customer or vendor or from business or professional people to whom you do or may refer business unless the gift or activity was in accordance with accepted, lawful business practices and is of sufficiently limited value that no possible inference can be drawn that the gift or activity could influence you in the performance of your duties for Wells Fargo. It is unlawful for you to corruptly seek or accept anything of value from any person, intending to be influenced or rewarded in connection with any business or transaction of Wells Fargo. This rule applies to all team members, including, but not limited to, those involved in recommending or making decisions related to:

         o  Pricing of products sold by the company

         o  Extension of credit, or

         o  Purchase of goods or services from outside vendors

1. Money - Money (cash, check, money order or electronic funds) must never be accepted or given.

2. Giving Gifts - Team members who wish to give gifts to vendors or customers must follow standard expense authorization procedures.

          Gifts  valued at more than $100 to a  current  or  potential  customer
within  any  calendar  year  must  be  approved,   in  writing,   by  your  Code
Administrator.

          Team members who wish to give personal gifts to other team members must follow the general guideline that the gift be made in accordance with accepted business practices and is of sufficiently limited value that the gift could not influence the giver or the receiver in the performance of their duties for Wells Fargo, nor create actual or perceived pressure to reciprocate.

3. Accepting Gifts - You may not accept gifts, gift cards or gift certificates worth more than $100 from a current or potential customer, vendor or their agent within any calendar year. However, the following items are NOT subject to the $100 limit:

    o Gifts based on obvious family or personal relationship when it is clear that the relationship, and not the company's business, is the basis for the gift

    o Discounts or rebates on merchandise or services from an actual or potential customer or vendor if they are comparable to and do not exceed the discount or rebate generally given by the customer or vendor to others

    o Awards from civic, charitable, educational or religious organizations for recognition of service and accomplishment, or

    o Gifts of tickets to sporting or other entertainment events, provided the aggregate value to you and your guests is not more than $300 per customer or vendor per year

4. Activities with Customers or Vendors - Activities with existing or potential customers or vendors that are paid for by them (including meals, sporting events and other entertainment, as well as trips to customer and vendor sites, exhibits and other activities) may be accepted only if the activity is a customary, accepted and lawful business practice and is of sufficiently limited value that no possible inference can be drawn that participating in the activity could influence you in the performance of your duties for Wells Fargo.

          If you have any doubt about the propriety of participating in an activity offered by a customer or a vendor you should consult with your supervisor before accepting the offer. If the activity includes travel paid for by a customer or vendor, you must obtain management approval before accepting the trip.


Appendix J                            35               Policy on Receiving Gifts

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC


                                   APPENDIX K

              POLICY ON DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT
--------------------------------------------------------------------------------

          You are expected to devote full time to Wells Fargo's interests during regular working hours and during any additional time that is required. While Wells Fargo recognizes that involvement in civic and political activities is beneficial to your personal growth and influence within your community and profession, as well as to Wells Fargo, participation in outside activities must not adversely affect your performance of your duties for Wells Fargo. Outside activities that compete with Wells Fargo's business or present a conflict or potential conflict of interest are not permitted.

          Participation in an outside business or other outside activity involves responsibilities and risks of which you need to be aware and need to be willing to assume. Approval shall not imply that you are serving at the direction or request of Wells Fargo.

1. OUTSIDE BUSINESS AND EMPLOYMENT ACTIVITIES - With the exception of a sole proprietorship or family-owned small business as described below, you may not accept a position as a director, trustee, officer, owner or general partner of any outside business organized for profit without obtaining approval of a member of the Management Committee. If approval is granted, it will be contingent on the following factors:

    o You have no involvement on behalf of Wells Fargo in the approval or management of credit, purchases or other business transactions with the for-profit business

    o It is at all times made clear that you are not serving at the direction or request of Wells Fargo, and

    o You understand the challenges and risks of the outside position and are alert for actual or potential conflicts of interest

        Approval to serve as a director of a publicly held corporation must be obtained from the Chief Executive Officer of Wells Fargo & Company.

        You may have other employment or act as a sole proprietor or be involved in a family-owned business without prior approval as long as the outside employment or business does not involve an activity or business that competes with Wells Fargo or cause an actual or potential conflict of interest. Any team member who desires to accept competing or conflicting outside employment must request an exception to the Code.

        Any exception to these outside business and employment provisions of the Code must be approved in writing by a member of the Management Committee for your business line or the Ethics Committee. IF you receive an exception to participate in outside business or employment activities, your participation must be re-disclosed and re-approved at any time there is a change in relevant facts upon which the exception was granted.

        Competing or conflicting outside employment includes any position that:

        o Competes with a service or business provided by Wells Fargo including, but not limited to, working for a:

         o  Bank
         o  Mortgage company
         o  Savings and loan association
         o  Credit union
         o  Trust company
         o  Insurance agency
         o  Broker-dealer, or
         o  Financial services company



Appendix K                     36      Policy on Directorship/Outside Employment

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC


         o Requires activities or services to be performed during regular Wells Fargo working hours (e.g., receiving phone calls, preparing reports) or uses Wells Fargo equipment or supplies
         o  Involves information developed for or proprietary to Wells Fargo
         o Includes providing services to the general public where the knowledge of the individual's employment with Wells Fargo may influence customers
         o Compensates you for serving as an "expert witness" in a legal proceeding
         o Involves preparation, audit or certification of statements or documents Wells Fargo may rely on to make lending or other decisions, or
         o Is with a company that is a customer of Wells Fargo, if you have signing authority or some other level of control or authority over any of the deposit or credit accounts maintained at Wells Fargo.

  Some other employment is permitted only under limited circumstances with advance approval. Such employment may include:

         o  Employment involving the preparation of tax returns
         o  Employment involving investment or legal advice
         o Employment in which you give advice based on information obtained through Wells Fargo employment
         o Activity as a real estate salesperson, broker, agent or contractor, or
         o Outside business activity with a Wells Fargo team member with whom you have a close business relationship at Wells Fargo, including:
         o  Supervision
         o  Processing, reviewing or auditing of work, or
         o  Frequent exchanges of information, advice or services

2. CIVIC ACTIVITIES - Your participation in religious, community, professional or charitable organizations is encouraged. Approval is not required to participate in or accept appointment as a trustee, director or officer of a non-profit organization unless there is lending relationship or some other potential conflict of interest between the organization and Wells Fargo. Participation shall not imply that you are serving at the direction or request of Wells Fargo.

3. POLITICAL ACTIVITIES - You are encouraged to participate in political activities on your own time and in accordance with your individual desires and political preferences. However, it must be clear at all times that your participation is done as an individual and not as a representative of Wells Fargo. Before you become a candidate or appointee to a public office you must notify your supervisor and the Compliance Department.

4. FIDUCIARY ACTIVITIES - You must not accept appointment as an executor, administrator, guardian, trustee or similar fiduciary capacity unless the appointment is based on a family or obvious close personal relationship and it is clear that the relationship, not your position with Wells Fargo, is the basis for the appointment and the relationship did not arise out of the business of Wells Fargo. Requests for exceptions to this policy must be approved in writing by a member of the Management Committee of Wells Fargo & Company. Approval of an exception to this policy shall not imply that you are serving at the direction or request of Wells Fargo.

5. WILLS, TRUSTS, AND ESTATES - You may witness or notarize a customer's will only if the customer's attorney is present. You may not be named in or accept an inheritance under a will or other instrument from a customer, unless the customer is a family member or other relative. Exceptions to this rule must be approved in writing by a member of the Management Committee of Wells Fargo & Company.

Appendix K                     37      Policy on Directorship/Outside Employment

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC


                                   APPENDIX L

                              MUTUAL FUND PRODUCTS
--------------------------------------------------------------------------------

The following list comprises all of the WELLS FARGO ADVANTAGE FUNDS(SM) as of 3/1/07. You are required to report your activities in these Funds (except for the Money Market Funds).*



WELLS FARGO FUNDS TRUST                     NATIONAL TAX-FREE FUND
                                            NATIONAL TAX-FREE MONEY MARKET FUND
100% TREASURY MONEY MARKET FUND             NATIONAL TAX-FREE MONEY MARKET TRUST
ASIA PACIFIC FUND                           NEBRASKA TAX-FREE FUND
ASSET ALLOCATION FUND                       OPPORTUNITY FUND
BALANCED FUND                               OVERLAND EXPRESS SWEEP FUND
C&B MID CAP VALUE FUND                      OVERSEAS FUND
California Limited-Term Tax-Free Fund       PRIME INVESTMENT MONEY MARKET FUND
CALIFORNIA TAX-FREE FUND                    SHORT DURATION GOVERNMENT BOND FUND
CALIFORNIA TAX-FREE MONEY MARKET FUND       SHORT-TERM BOND FUND
CALIFORNIA TAX-FREE MONEY MARKET TRUST      SHORT-TERM HIGH YIELD BOND FUND
CAPITAL GROWTH FUND                         SHORT-TERM MUNICIPAL BOND FUND
CASH INVESTMENT MONEY MARKET FUND           SMALL CAP DISCIPLINED FUND
COLORADO TAX-FREE FUND                      SMALL CAP GROWTH FUND
COMMON STOCK FUND                           SMALL CAP OPPORTUNITIES FUND
CORPORATE BOND FUND                         SMALL CAP VALUE FUND
DISCOVERY FUND                              SMALL/MID CAP VALUE FUND
DIVIDEND INCOME FUND                        SPECIALIZED FINANCIAL SERVICES FUND
EMERGING MARKET FOCUS FUND                  SPECIALIZED HEALTH SCIENCES
ENDEAVOR LARGE CAP FUND                     SPECIALIZED TECHNOLOGY FUND
ENDEAVOR SELECT FUND                        STRATEGIC INCOME FUND
ENTERPRISE FUND                             TREASURY PLUS MONEY MARKET FUND
EQUITY INDEX FUND                           U.S. VALUE FUND
GOVERNMENT MONEY MARKET FUND                ULTRA SHORT DURATION BOND FUND
GOVERNMENT SECURITIES FUND                  ULTRA SHORT-TERM INCOME FUND
GROWTH AND INCOME FUND                      ULTRA SHORT-TERM MUNICIPAL INCOME FUND
GROWTH FUND                                 VALUE FUND
HERITAGE MONEY MARKET FUND                  WISCONSIN TAX-FREE FUND
HIGH INCOME FUND
HIGH YIELD BOND FUND                        FUND OF FUNDS
INCOME PLUS FUND
INTERMEDIATE GOVERNMENT INCOME FUND         LIFE STAGE - AGGRESSIVE PORTFOLIO
INTERMEDIATE TAX-FREE FUND                  LIFE STAGE - CONSERVATIVE PORTFOLIO
INTERNATIONAL CORE FUND                     WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
INTERNATIONAL EQUITY FUND                   WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
LARGE CAP GROWTH FUND                       WEALTHBUILDER EQUITY PORTFOLIO
LARGE COMPANY CORE FUND                     WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
LIQUIDITY RESERVE MONEY MARKET FUND         WEALTHBUILDER GROWTH BALANCED PORTFOLIO
MID CAP DISCIPLINED FUND                    WEALTHBUILDER MODERATE BALANCED PORTFOLIO
MID CAP GROWTH FUND                         WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
MINNESOTA MONEY MARKET FUND
MINNESOTA TAX-FREE FUND                     WELLS FARGO VARIABLE TRUST
MONEY MARKET FUND
MONEY MARKET TRUST                          ASSET ALLOCATION FUND
MUNICIPAL BOND FUND                         C&B LARGE CAP VALUE FUND
MUNICIPAL MONEY MARKET FUND                 DISCOVERY FUND
NATIONAL LIMITED-TERM TAX-FREE FUND         EQUITY INCOME FUND


Appendix L                            38     List of Wells Fargo Advantage Funds

WELLS FARGO FUNDS MANAGEMENT, LLC             WELLS FARGO FUNDS DISTRIBUTOR, LLC


INTERNATIONAL CORE FUND                     TOTAL RETURN BOND PORTFOLIO
LARGE COMPANY CORE FUND
LARGE COMPANY GROWTH FUND                   MASTER FEEDER FUNDs
MONEY MARKET FUND
OPPORTUNITY FUND                            AGGRESSIVE ALLOCATION FUND
SMALL CAP GROWTH FUND                       C&B LARGE CAP VALUE FUND
SMALL/MID CAP VALUE FUND                    CONSERVATIVE ALLOCATION FUND
TOTAL RETURN BOND FUND                      DIVERSIFIED BOND FUND
                                            DIVERSIFIED EQUITY
WELLS FARGO MASTER TRUST                    DIVERSIFIED SMALL CAP FUND
                                            DOW JONES TARGET 2020 FUND
C&B LARGE CAP VALUE PORTFOLIO               DOW JONES TARGET 2030 FUND
DISCIPLINED GROWTH PORTFOLIO                DOW JONES TARGET 2040 FUND
DIVERSIFIED FIXED INCOME PORTFOLIO          DOW JONES TARGET TODAY FUND
DIVERSIFIED STOCK PORTFOLIO                 EMERGING GROWTH FUND
EMERGING GROWTH PORTFOLIO                   EQUITY INCOME FUND
EQUITY INCOME PORTFOLIO                     EQUITY VALUE FUND
EQUITY VALUE PORTFOLIO                      GROWTH BALANCED FUND
INDEX PORTFOLIO                             GROWTH EQUITY FUND
INFLATION-PROTECTED BOND PORTFOLIO          INDEX FUND
INTERNATIONAL CORE PORTFOLIO                INFLATION-PROTECTED BOND FUND
INTERNATIONAL GROWTH PORTFOLIO              INTERNATIONAL VALUE FUND
INTERNATIONAL INDEX PORTFOLIO               LARGE CAP APPRECIATION FUND
INTERNATIONAL VALUE PORTFOLIO               LARGE COMPANY GROWTH FUND
LARGE CAP APPRECIATION PORTFOLIO            MODERATE BALANCED FUND
LARGE COMPANY GROWTH PORTFOLIO              SMALL COMPANY GROWTH FUNd
MANAGED FIXED INCOME PORTFOLIO
MONEY MARKET PORTFOLIO                      SMALL COMPANY VALUE FUND
SMALL CAP INDEX PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO              STABLE INCOME FUND
SMALL COMPANY VALUE PORTFOLIO               STRATEGIC SMALL CAP VALUE FUND
STABLE INCOME PORTFOLIO                     TOTAL RETURN BOND FUND
STRATEGIC SMALL CAP VALUE PORTFOLIO




________________
*Please note: This list is current as of 3/1/07. However, there may be other advised Funds, subject to the reporting requirements, which may not be included on this list. For the most current list, please contact the Compliance Department.

Appendix L                            39     List of Wells Fargo Advantage Funds